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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 19, 2005


                           J.R. BASSETT OPTICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                              033-27651 87-0469497
          (Commission File Number) (IRS Employer Identification Number)

                              600 S.W. 10th Street
                              Ocala, Florida 34474
                    (Address of principal executive offices)

                                 (352) 629-7509
              (Registrant's telephone number, including area code)


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Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

         See discussion under Item 5.01 below. For more information concerning the acquisition, please see the Stock Purchase Agreement which has been filed as an exhibit, and (ii) the information set forth in the Information Statement, dated October 20, 2005 and filed with the Securities and Exchange Commission on October 20, 2005 pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1.


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registration

         On October 19, 2005, Robert E. Williams ("Seller") and Samuel M. Skipper ("Buyer") entered into a Stock Purchase Agreement (the "Agreement"). Upon the terms and subject to the conditions set forth in the Agreement, Seller desired to sell to Buyer, and Buyer desired to purchase from Seller, not less than eighty percent (80%) of the issued and outstanding shares of capital stock, $.001 par value, of J.R. Bassett Optical, Inc.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Financial Statements

         None

Exhibits

         1 - Stock Purchase Agreement (without exhibits).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J.R. BASSETT OPTICAL, INC.



                                          By: /s/Robert E. Williams
                                             ----------------------------------
                                                Robert E. Williams, President
                                                and Chief Executive Officer


Date:  October 20, 2005

                                    EXHIBIT 1

                            Stock Purchase Agreement

         This Stock Purchase Agreement ("Agreement") is made as of October 19, 2005 (the "Effective Date") , by and among Robert E. Williams, an individual, whose address is 600 S.W. 10th St., Ocala, FL 34474 (the "Seller"); and Samuel
M. Skipper a natural person, with his principal address at 12012 Wickchester, Suite 260, Houston, TX 77079 (the "Buyer").

                                    RECITALS

         Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, not less than eighty percent (80%) of the issued and outstanding shares of capital stock (the "Control Shares"), $.001 par value, of the Company (as that term is defined) on the terms and conditions described below.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1. DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

         "Balance Sheet" shall have the meaning as defined in Section 3.4.

         "Breach" is a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

          "Closing" shall have the meaning as defined in Section 2.3.

         "Common Stock" with respect to the Company, means any capital stock or other equity interest or any securities convertible into or exchangeable for capital stock, or any other rights, warrants or options to acquire any of the foregoing securities.

         "Company" means J.R. Bassett Optical, Inc., a Delaware corporation, with its principal address at 600 S.W. 10th St., Ocala, FL 34474.

         "Consent" shall mean any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

         "Contemplated Transactions" shall mean all of the transactions contemplated by this Agreement, including:

                  (a) the sale of the Control Shares by Seller to Buyer;

                  (b) the performance by Buyer and Seller of their respective covenants and obligations under this Agreement;

                  (c) Buyer's acquisition and ownership of the Control Shares and exercise of control over the Company; and

                  (d) the Company, prior to Closing, providing its securityholders with an Information Statement pursuant to Section 14f of the Exchange Act and Securities Exchange Commission ("SEC") Rule 14f-1

                  (e) the post Closing acquisition by the Company of the mineral interest described in Exhibit 1(e) upon terms and for the consideration determined by the new management of the Company to be fair and reasonable to all parties.

         "Contract" shall mean any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

         "Damages" is defined in Section 6.2.

         "Encumbrance" shall mean any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         "GAAP" shall mean generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.4(b) were prepared.

         "Governmental Authorization" shall mean any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

         "Governmental Body" shall mean any:

                  (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                  (b) federal, state, local, municipal, foreign, or other government;

                  (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                  (d) multi-national organization or body; or

                  (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         "Interim Balance Sheet" is defined in Section 3.4.

         "IRC" shall mean the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

         "IRS" shall mean the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

         "Knowledge" shall mean an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

                  (a) such individual is actually aware of such fact or other matter; or

                  (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

         A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

         "Legal Requirement" shall mean any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

         "Order" shall mean any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

         "Ordinary Course of Business" shall mean any action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

                  (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

                  (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

                  (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

         "Organizational Documents" shall mean: (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any amendment to any of the foregoing.

         "Person" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

         "Proceeding" is any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         "Related Person" means with respect to a particular individual:

                  (a) each other member of such individual's Family;

                  (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

                  (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

                  (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

         With respect to a specified Person other than an individual:

                  (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                  (b) any Person that holds a Material Interest in such specified Person;

                  (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

                  (d) any Person in which such specified Person holds a Material Interest;

                  (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                  (f) any Related Person of any individual described in clause
         (b) or (c).

         For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 10% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 10% of the outstanding equity securities or equity interests in a Person.

         "Representative" means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         "SEC" means the United States Securities and Exchange Commission.
          ---

         "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

         "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

         "Threatened" means a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

2. SALE AND TRANSFER OF SHARES; CLOSING

         2.1 SHARES

                  Subject to the terms and conditions of this Agreement, at the Closing taking place contemporaneously with the execution hereof, Seller is selling and transferring the Control Shares to Buyer, and Buyer will purchasing the Control Shares from Seller.

         2.2 PURCHASE PRICE

                  The purchase price (the "Purchase Price") for the Control Shares is Fifty Thousand Dollars ($50,000.00) payable in accordance herewith.

         2.3 CLOSING

                  The purchase and sale (the "Closing") provided for in this Agreement is taking place at the offices of Seller's counsel at 444 Brickell Avenue, Suite 300, Miami, FL 33131, at 10:00 a.m. (local time) on the Effective Date.

         2.4 CLOSING OBLIGATIONS

                  At the Closing:

                           (a) Seller is delivering to Buyer:

                                    (i) all documents, books (including minute
                           books, stock certificate books, stock ledgers and the corporate seal), records (including Tax records), agreements, and financial data of any sort relating to the Company and its subsidiaries;

                                    (ii) a certified copy of the Certificate of
                           Incorporation of the Company as in effect immediately prior to the Effective Time certified as of a recent date by the Secretary of State of the State of Delaware;

                                    (iii) certificates, as of the most recent
                           practicable dates, as to the corporate good standing of the Company and its subsidiaries issued by the Secretary of State of the State of Delaware and any other state in which the Company and its subsidiaries are required to be qualified or licensed to transact business, confirming such good standing on or immediately prior to the Closing Date;

                                    (iv) a copy of the by-laws of the Company in
                           effect on the Closing Date certified by the Secretary of the Company as of the Closing Date;

                                    (v) resolutions of the Board of Directors of
                           the Company and the Company Sub, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary of the Company as of the Closing Date;

                                    (vi) such other documents as Buyer may
                           reasonably request;

                                    (vii) all actions to be taken by the Company
                           in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer.

                                    (viii) indemnification agreements from each
                           of the shareholders listed on Exhibit 2.4(a)(viii) in form and substance of Exhibit 2.4(a)(viii).

                           (b) Buyer is delivering to Seller:

                                    (i) the following amounts by bank cashier's
                           or certified check payable to the order of (or by wire transfer to accounts specified by) Seller in the amount of Twenty-Five Thousand Dollars ($25,000.00), plus the Twenty-Five Thousand Dollars ($25,000.00) currently being held in escrow by legal counsel to Seller; and

                                    (ii) consulting agreement in the form of
                           Exhibit 2.4(b)(ii), executed by Seller and Buyer, for which Seller will be paid 50,000 post-reverse split shares as set forth Section 5.1.


3. REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows in this Article 3:

         3.1 ORGANIZATION AND GOOD STANDING

                  (a) A complete and accurate list of the Company's exact name(s), its jurisdiction of incorporation, other jurisdictions in which it is authorized to do business, and its capitalization (including the identity of each stockholder and the number of shares held by each) is set forth in Exhibit 3.1(a). The Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

                  (b) Seller has delivered to Buyer copies of the Organizational Documents of the Company, as currently in effect.

         3.2 AUTHORITY; NO CONFLICT

                  (a) This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform their obligations under this Agreement.

                  (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                           (i) contravene, conflict with, or result in a
                  violation of: (A) any provision of the Organizational Documents of the Company, or (B) any resolution adopted by the board of directors or the stockholders of the Company;

                           (ii) contravene, conflict with, or result in a
                  violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company or Seller, or any of the assets owned or used by any Company, may be subject;

                           (iii) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by any Company or that otherwise relates to the business of, or any of the assets owned or used by, any Company;

                           (iv) cause Buyer or the Company to become subject to,
                  or to become liable for the payment of, any Tax;

                           (v) cause any of the assets owned by the Company to
                  be reassessed or revalued by any taxing authority or other Governmental Body; or

                           (vi) contravene, conflict with, or result in a
                  violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract.

                  Neither Seller nor Company is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         3.3 CAPITALIZATION

                  There are 75,000,000 shares of common stock authorized of the Company, of which 36,000,000 pre reverse split and of three Black left him that he provokes him to detail via that they thank him1,000,000 post reverse split shares of Common Stock, $.001 par value per share are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights. Seller is on the Closing Date the record and beneficial owner and holder of the Control Shares, free and clear of all Encumbrances. Except as noted herein, no legend or other reference to any purported Encumbrance appears upon any certificate representing equity securities of any Company. There are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company. None of the outstanding equity securities or other securities of the Company was issued in violation of the Securities Act or any other Legal Requirement. There are no outstanding or authorized subscriptions, options, warrants, calls, rights or other similar contracts, including rights of conversion or exchange under any outstanding debt or equity security or other Contract, to which any of the Control Shares or any other equity stock will be subject or obligating the Seller and/or the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any other shares of Common Stock of the Company or any other debt or equity securities convertible into or evidencing the right to subscribe for any such shares of Common Stock (or other equity interest) or obligating the Seller and/or the Company to grant, extend or enter into any such Contract. There are no voting trusts, proxies or other Contracts to which Seller and/or the Company is a party or is bound with respect to the voting of any shares of capital stock of the Company. The Company does not own, nor does have any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

         3.4 FINANCIAL STATEMENTS AND SEC FILINGS

                  (i) Seller has delivered to Buyer: (a) consolidated balance sheets of the Company as of December 31 in each of the years 2003 through 2004, and the related consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, together with the report thereon of Davis, Monk & Co., independent certified public accountants, and (b) an unaudited consolidated balance sheet of the Company as at September 30, 2005 (the "Interim Balance Sheet") and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the six (6) months then ended, including in each case the notes thereto. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP; the financial statements referred to in this Section 3.4 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person other than the Company are required by GAAP to be included in the consolidated financial statements of the Company.

                  (ii) The Company has timely filed all forms, reports, statements and documents (collectively, the "SEC Reports") required to be filed by it within the past twelve months with the SEC. The SEC Reports, after giving effect to any amendments thereto, (i) were prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is currently required to file any form, report or other document with the SEC.

                  (iii) The Company has heretofore made available to Buyer, true, complete and correct copies of all amendments and modifications (if any) that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company as exhibits to the SEC Reports and are currently in effect.

         3.5 BOOKS AND RECORDS

                  The books of account, minute books, stock record books, and other records of the Company, all of which have been made available to Buyer, are complete and correct and have been maintained in accordance with sound business practices and the requirements of the Securities Exchange Act of 1934, as amended (regardless of whether or not the Company are subject to that Section), including the maintenance of an adequate system of internal controls. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

         3.6 TITLE TO PROPERTIES; ENCUMBRANCES

                  Exhibit 3.6 contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by any Company. The Company own (with good and marketable title in the case of real property, subject only to the matters permitted by the following sentence) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own, including all of the properties and assets reflected in the Balance Sheet and the Interim Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed in Exhibit
         3.6 and personal property sold since the date of the Balance Sheet and the Interim Balance Sheet, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by the Company since the date of the Balance Sheet (except for personal property acquired and sold since the date of the Balance Sheet in the Ordinary Course of Business and consistent with past practice). All material properties and assets reflected in the Balance Sheet and the Interim Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except, with respect to all such properties and assets, (a) mortgages or security interests shown on the Balance Sheet or the Interim Balance Sheet as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Interim Balance Sheet (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (c) liens for current taxes not yet due, and (d) with respect to real property, (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of any Company, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

         3.7 NO UNDISCLOSED LIABILITIES

                  The Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet or the Interim Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

         3.8 TAXES

                  (a) The Company has filed or caused to be filed (on a timely basis since 2002) all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. Seller has delivered to Buyer copies of, and Exhibit 3.8 contains a complete and accurate list of, all such Tax Returns filed since 2002. The Company have paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Seller or any Company, except such Taxes, if any, as are listed in Exhibit 3.8 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Balance Sheet and the Interim Balance Sheet.

                  (b) The United States federal and state income Tax Returns of the subject to such Taxes have been audited by the IRS or relevant state tax authorities or are closed by the applicable statute of limitations for all taxable years through 2001. Exhibit 3.8 contains a complete and accurate list of all audits of all such Tax Returns, including a reasonably detailed description of the nature and outcome of each audit. All deficiencies proposed as a result of such audits have been paid, reserved against, settled, or, as described in Exhibit 3.8, are being contested in good faith by appropriate proceedings.
         Exhibit 3.8 describes all adjustments to the United States federal income Tax Returns filed by any Company or any group of corporations including any Company for all taxable years since 2001, and the resulting deficiencies proposed by the IRS. Except as described in
         Exhibit 3.8, neither Seller nor Company has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of any Company or for which any Company may be liable.

                  (c) The charges, accruals, and reserves with respect to Taxes on the respective books of the Company are adequate (determined in accordance with GAAP) and are at least equal to that Company's liability for Taxes. There exists no proposed tax assessment against any Company. No consent to the application of Section 341(f)(2) of the IRC has been filed with respect to any property or assets held, acquired, or to be acquired by any Company. All Taxes that any Company is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

                  (d) All Tax Returns filed by (or that include on a consolidated basis) the Company are true, correct, and complete. There is no tax sharing agreement that will require any payment by the Company after the date of this Agreement.

         3.9 COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

                  (a) Except as set forth in Exhibit 3.9:

                           (i) the Company is, and at all times since 1992, has
                  been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

                           (ii) no event has occurred or circumstance exists
                  that (with or without notice or lapse of time): (A) may constitute or result in a violation by the Company of, or a failure on the part of the Company to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

                           (iii) the Company has not received, at any time since
                  1992, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding: (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

                  (b) Exhibit 3.9 contains a complete and accurate list of each Governmental Authorization that is held by the Company or that otherwise relates to the business of, or to any of the assets owned or used by, the Company. Each Governmental Authorization listed or required to be listed in Exhibit 3.9 is valid and in full force and effect. Except as set forth in Exhibit 3.9:

                           (i) the Company is, and at all times since 1992, has
                  been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Exhibit 3.9;

                           (ii) no event has occurred or circumstance exists
                  that may (with or without notice or lapse of time): (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in
                  Exhibit 3.9, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Exhibit 3.9;

                           (iii) the Company has not received, at any time since
                  1992, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding: (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization; and

                           (iv) all applications required to have been filed for
                  the renewal of the Governmental Authorizations listed or required to be listed in Part 3.14 of the Disclosure Letter have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

                  The Governmental Authorizations listed in Exhibit 3.9 collectively constitute all of the Governmental Authorizations necessary to permit the Company to lawfully conduct and operate its businesses in the manner it currently conducts and operate such businesses and to permit the Company to own and use its assets in the manner in which it currently owns and uses such assets.

         3.10 LEGAL PROCEEDINGS; ORDERS

                  (a) Except as set forth in Exhibit 3.10, there is no pending
Proceeding:

                           (i) that has been commenced by or against the Company
                  or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company; or

                           (ii) that challenges, or that may have the effect of
                  preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

                  To the Knowledge of Seller and the Company, (1) no such Proceeding has been Threatened, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. Seller has delivered to Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Exhibit 3.10. The Proceedings listed in
         Exhibit 3.15 will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Company.

                  (b) Except as set forth in Exhibit 3.10:

                           (i) there is no Order to which the Company, or any of
the assets owned or used by the Company, is subject;

                           (ii) Seller is not subject to any Order that relates
                  to the business of, or any of the assets owned or used by, the Company; and

                           (iii) to the Knowledge of Seller and the Company, no
                  officer, director, agent, or employee of the Company is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company.

                  (c) Except as set forth in Exhibit 3.10:

                           (i) the Company is, and at all times since 1992, has
                  been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject;

                           (ii) no event has occurred or circumstance exists
                  that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is subject; and

                           (iii) the Company has not received, at any time since
                  1992, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is or has been subject.

         3.11 ABSENCE OF CERTAIN CHANGES AND EVENTS

                  Except as set forth in Exhibit 3.11, since the date of the Balance Sheet, the Company has conducted its businesses only in the Ordinary Course of Business and there has not been any:

                           (a) change in the Company's authorized or issued
                  capital stock; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

                           (b) amendment to the Organizational Documents of the
                  Company;

                           (c) payment or increase by the Company of any
                  bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

                           (d) adoption of, or increase in the payments to or
                  benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

                           (e) damage to or destruction or loss of any asset or
                  property of any Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company, taken as a whole;

                           (f) sale (other than sales of inventory in the
                  Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company;

                           (h) material change in the accounting methods used by
                  the Company; or

                           (j) agreement, whether oral or written, by the
                  Company to do any of the foregoing.

         3.12 CONTRACTS; NO DEFAULTS

                  (a) Exhibit 3.12 contains a complete and accurate list, and Seller has delivered to Buyer true and complete copies, of:

                           (i) each Applicable Contract that involves
                  performance of services or delivery of goods or materials by the Company of an amount or value in excess of $ 1,000.00;

                           (ii) each Applicable Contract that involves
                  performance of services or delivery of goods or materials to the Company of an amount or value in excess of $1,000.00;

                           (iii) each Applicable Contract that was not entered
                  into in the Ordinary Course of Business and that involves expenditures or receipts of the Company in excess of $1,000.00;

                           (iv) each lease, rental or occupancy agreement,
                  license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $1,000.00 and with terms of less than one year);

                           (v) each joint venture, partnership, and other
                  Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;

                           (vi) each Applicable Contract containing covenants
                  that in any way purport to restrict the business activity of the Company or limit the freedom of the Company to engage in any line of business or to compete with any Person;

                           (vii) each Applicable Contract providing for payments
                  to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

                           (viii) each power of attorney that is currently
                  effective and outstanding;

                           (ix) each Applicable Contract for capital
                  expenditures in excess of $1,000.00;

                           (x) each written warranty, guaranty, and or other
                  similar undertaking with respect to contractual performance extended by the Company; and

                           (xi) each amendment, supplement, and modification
                  (whether oral or written) in respect of any of the foregoing.

                  Exhibit 3.12 sets forth reasonably complete details concerning such Contracts, including the parties to the Contracts, the amount of the remaining commitment of the Company under the Contracts, and the Company's office where details relating to the Contracts are located.

                  (b) Except as set forth in Exhibit 3.12:

                           (i) Seller (and no Related Person of Seller) has not
                  or may not acquire any rights under, and Seller has not or may not become subject to any obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, any other company.

                  (c) Except as set forth in Exhibit 3.12, each Contract identified or required to be identified in Exhibit 3.12 is in full force and effect and is valid and enforceable in accordance with its terms.

                  (d) Except as set forth in Exhibit 3.12:

                           (i) the Company is, and at all times since 1992, has
                  been, in full compliance with all applicable terms and requirements of each Contract under which the Company has or had any obligation or liability or by which the Company or any of the assets owned or used by the Company is or was bound;

                           (ii) each other Person that has or had any obligation
                  or liability under any Contract under which an Company has or had any rights is, and at all times since 1992, has been, in full compliance with all applicable terms and requirements of such Contract;

                           (iii) no event has occurred or circumstance exists
                  that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give the Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

                           (iv) the Company has not given to or received from
                  any other Person, at any time since 1992, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

         3.13 EMPLOYEES

                  Exhibit 3.13 contains a complete and accurate list of the following information for each employee, officer, or director of the Company, including each employee on leave of absence or layoff status: employer; name; job title; current compensation paid or payable and any change in compensation since January 1, 2005; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, other employee pension benefit plan or employee welfare benefit plan, or any other employee benefit plan.

         3.14 CERTAIN PAYMENTS

                  Since January 1, 2005, neither the Company, nor any director, officer, agent, or employee of the Company, or to Seller's Knowledge, any other Person associated with or acting for or on behalf of the Company, has directly or indirectly: (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured,
         (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company, or (iv) in violation of any Legal Requirement, any (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

         3.15 DISCLOSURE

                  (a) No representation or warranty of Seller in this Agreement and no statement in any Exhibit hereto omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                  (b) There is no fact known to Seller that has specific application to Seller or the Company (other than general economic or industry conditions) and that materially adversely affects the assets, business, prospects, financial condition, or results of operations of the Company (on a consolidated basis) that has not been set forth in this Agreement.

         3.16 RELATIONSHIPS WITH RELATED PERSONS

                  Neither Seller nor any Related Person of Seller or of the Company has, or since the first day of the next to last completed fiscal year of the Company has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's businesses.

         3.17 SHAREHOLDERS LIST

                  The shareholder list provided by Seller to Buyer is a true and correct statement of the shareholdings and certificate numbers of all shareholders of the Company.

         3.18 BROKERS OR FINDERS

                  Seller and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

                  4.1 STATUS

                           Buyer is a natural person and resident of the State
of Texas.

                  4.2 AUTHORITY; NO CONFLICT

                           (a) This Agreement constitutes the legal, valid, and
                  binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

                           (b) Neither the execution and delivery of this
                  Agreement nor the consummation or performance of any of the Contemplated Transactions will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions.

                           Buyer is not and will not be required to obtain any
                  Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                  4.3 ACCREDITED INVESTOR

                           Buyer is an "Accredited Investor" as that term is
                  defined in Regulation D promulgated under the Securities Act of 1933.

                  4.4 EXPERIENCED INVESTOR

                           Buyer is an experienced investor, is sophisticated in
                  making investments in securities of entities such as the Company, and has no need for liquidity in its investment in the Control Shares.

                  4.5 RESTRICTED SECURITIES

                           Buyer is aware that the Shares constitute "Restricted
                  Securities" as that term is defined in Regulation D promulgated under the Securities Act of 1933, and that any certificates representing Control Shares will bear a restrictive legend.

                  4.6 COMPANY FILINGS

                           It is the understanding that the Buyer will be
                  responsible for filing of the annual list of officers and directors with the State of Delaware a change of the Company's name and the Post Closing Covenants described in Section 5 within a reasonable time of Closing this transaction.

                  4.7 CERTAIN PROCEEDINGS

                           There is no pending Proceeding that has been
                  commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been Threatened.

                  4.8 BROKERS OR FINDERS

                           Buyer and its officers and agents have incurred no
                  obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

5. POST CLOSING COVENANTS

         5.1 GENERAL

                  In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further actions (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

         5.2 CORPORATE MODIFICATIONS

                  The Seller will effect a reduction in the number of outstanding shares of Common Stock at a ratio of no more than 1:36, name change, reauthorization of shares, file articles of amendment, obtain a new CUSIP number, and obtain a new trading symbol immediately after Closing.

         5.3 ACQUISITION OF MINERAL INTEREST

                  Buyer will cause the Company to acquire the mineral interest described in Exhibit 1 as a part of the contemplated transactions.

         5.4 CLAIM BY FORMER TRANSFER AGENT

                  Buyer agrees to indemnify and hold harmless Seller, any Related Person and their respective Representations from any claim arising out of any alleged debt for stock transfer services rendered by American Stock Transfer and Trust Company.

         5.5 FILING OF CURRENT REPORT ON FORM 8-K

                  Promptly after execution of this Agreement, the Company shall file, if required or permitted under the Exchange Act, a Current Report on Form 8-K ("8-K") with the SEC to report the Merger and terms thereof.

6. INDEMNIFICATION; REMEDIES

         6.1 SURVIVAL; RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE

                  All representations, warranties, covenants, and obligations in this Agreement, the Exhibits, and any other certificate or document delivered pursuant to this Agreement will survive the Closing. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

         6.2 INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLER

                  Seller will indemnify and hold harmless Buyer, the Company, and their respective Representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

                           (a) any Breach of any representation or warranty made
                  by Seller in this Agreement, any Exhibit, or any other certificate or document delivered by Seller pursuant to this Agreement;

                           (b) any Breach of any representation or warranty made
                  by Seller in this Agreement;

                           (c) any Breach by Seller of any covenant or
                  obligation of Seller in this Agreement; and

                           (d) any claim by any Person for brokerage or finder's
                  fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with either Seller or Company (or any Person acting on their behalf) in connection herewith.

                  The remedies provided in this Section 6.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Indemnified Persons.

         6.3 INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER

                  Buyer will indemnify and hold harmless Seller, and will pay to Seller the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement, (b) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement, or (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection herewith.

7. GENERAL PROVISIONS

         7.1 EXPENSES

                  Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

         7.2 PUBLIC ANNOUNCEMENTS

                  Any public announcement or similar publicity with respect to this Agreement will be issued, if at all, at such time and in such manner as Buyer determines. Unless consented to by Buyer in advance or required by Legal Requirements, Seller shall, and shall cause the Company to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. Seller and Buyer will consult with each other concerning the means by which the Company's employees, customers, and suppliers and others having dealings with the Company will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

         7.3 NOTICES

                  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

              if to Buyer:

                           Samuel M. Skipper
                           11757 Katy Freeway, Suite 1300
                           Houston Texas 77079
                           Facsimile: (713) 771-5556

              with a copy to (which shall not constitute notice to such party):

                           Robert L. Sonfield, Jr., Esq.
                           Sonfield & Sonfield
                           770 South Post Oak Lane, Suite 435
                           Houston, Texas  77056-1937
                           Facsimile:  (713) 877-1547

              if to the Seller:

                           Robert E. Williams
                           600 S. W. 10th Street, Ocala, Florida 34474
                           Telephone: (352)-629-7509
                           Facsimile: (352) 867-5652


              with a copy to (which shall not constitute notice to such party):

                           Stewart A. Merkin, Esq.
                           Law Office of Stewart A. Merkin
                           Rivergate Plaza, Suite 300
                           444 Brickell Avenue
                           Miami, FL 33131
                           Facsimile: (305) 358-2490

         7.4 JURISDICTION; SERVICE OF PROCESS

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Texas, County of Harris, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Texas, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         7.5 FURTHER ASSURANCES

                  The parties agree: (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         7.6 WAIVER

                  Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
         (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         7.7 ENTIRE AGREEMENT AND MODIFICATION

                  This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         7.8 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

                  Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, except that Buyer may assign any of its rights under this Agreement to any subsidiary or affiliate of Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Except as set forth in Article 6, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         7.9 SEVERABILITY

                  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         7.10 CUMULATIVE

                  The parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the parties agree that if either party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

         7.11 SECTION HEADINGS, CONSTRUCTION

                  The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         7.12 GOVERNING LAW

                  This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

         7.13 COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                           Buyer:

                           /s/Samuel M. Skipper
                           ---------------------
                           Samuel M. Skipper


                           Seller:

                           /s/Robert E. Williams
                           --------------------------
                           Robert E. Williams